UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 13, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On April 13, 2004, Unifi, Inc. issued a news release announcing that it had discontinued its discussions with Guangdong Kaiping Polyester Enterprises Group and adopted a "greenfield" strategy for its China operations, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1        News Release disseminated on April 13, 2004 by Unifi, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   UNIFI, INC.

                                                                                    By: /s/ CHARLES F. MCCOY
                                                                                            Charles F. McCoy, Vice President

Dated: April 14, 2004